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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    March 29, 2002

COBALT CORPORATION
(Exact name of registrant as specified in its charter)

Wisconsin	1-14177	39-1931212
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 West Michigan Street
Milwaukee, Wisconsin 53203
(Address of principal executive offices including zip code)

(414) 226-6900
(Registrant's telephone number)

        The undersigned registrant hereby amends Item 7 of its Current Report on Form 8-K dated March 29, 2002 to provide in its entirety as follows:

Item 7.    Financial Statements and Exhibits

  (a)
  Financial Statements of Business Acquired

    Not Applicable

  (b)
  Pro Forma Financial Information

    The following unaudited financial statement information of the registrant is provided herein:

      Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2001

      Pro Forma Consolidated Statement of Operations for the Three Months Ended March 31, 2002

      Consolidated Balance Sheet as of March 31, 2002

      Notes to Pro Forma Consolidated Financial Statements

  (c)
  Exhibits

        The exhibits listed in the accompanying Exhibit Index are filed as part of this amendment to the Current Report on Form 8-K.

COBALT CORPORATION
UNAUDITED PRO FORMA CONDENSED
CONSOLIDATED FINANCIAL INFORMATION

        On March 29, 2002, Cobalt (the "Company") and certain affiliates sold 100% of the membership interest of its subsidiary, Innovative Resource Group, LLC ("IRG"), for $27 million ($17 million in cash and $10 million in a three-year note). IRG was one of the Company's specialty companies, which provided behavioral health and medical management services. The purchase agreement provides for certain bonuses/penalties to be received/paid between IRG and the Company based on revenues generated from the Company and affiliated entities in future years. In addition, certain of the Company's affiliates entered into seven-year service agreements for the provision of services by IRG.

        The net gain on disposition of discontinued operations was $9.4 million, which includes a realized gain on the sale of $9.9 million (subject to potential post-closing costs), offset by a $0.5 million loss on IRG's operations for the three months ended March 31, 2002. The net gain on the sale will be adjusted accordingly, based on any payments made in future periods in accordance with the purchase and sale agreement. Net income from IRG's operations for the year-ended December 31, 2001 was $1.0 million.

        The unaudited consolidated balance sheet as of March 31, 2002 already reflected the historical financial position of the Company, since the sale of IRG occurred on March 29, 2002. The unaudited pro forma consolidated statements of operations reflect the historical results of operations of the Company for the fiscal year ended December 31, 2001 and the three months ended March 31, 2002. The unaudited pro forma consolidated statements of operations reflect the sale as if it had occurred as of the beginning of the respective periods. The pro forma adjustments are described in the accompanying notes and give effect to events that are (a) directly attributable to the sale, (b) factually supportable and (c) in the case of certain adjustments reflected in the statements of operations, expected to have a continuing impact.

        The unaudited pro forma consolidated financial statements should be read in connection with the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2002.

        The unaudited consolidated pro forma financial information presented is for informational purposes only and does not purport to represent what the Company's financial position or results of operations as of the dates presented would have been had the sale in fact occurred on such date or at the beginning of the periods indicted or to project the Company's financial position or results of operations for any future date or period.

COBALT CORPORATION
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001
(In thousands except share data, unaudited)

	Cobalt Corporation (Historical)	Pro Forma Adjustments	Cobalt Corporation (Pro Forma)
Health services revenues	$1,438,720	$(25,482)	$1,413,238
Investment results	12,526	(44)	12,482

Total revenue	1,451,246	(25,526)	1,425,720
Medical and other benefits	1,121,867	(2,649)	1,119,218
Selling, general, administrative and other	323,377	(20,169)	303,208
Interest	561	—	561
Amortization of goodwill	5,908	(772)	5,136

Total expenses	1,451,713	(23,590)	1,428,123
Operating loss	(467)	(1,936)	(2,403)
Loss from investment in affiliates, net of tax	(22,724)	—	(22,724)

Pretax loss	(23,191)	(1,936)	(25,127)
Income tax benefit	(886)	(985)	(1,871)

Net loss	$(22,305)	$(951)	$(23,256)

Net loss per share:
Basic & diluted	$(0.58)	$(0.03)	$(0.61)

Shares used in computing net income per share:
Basic & diluted	38,434,459	38,434,459	38,434,459

See accompanying notes to the pro forma consolidated financial statements.

COBALT CORPORATION
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 2002
(In thousands except share data, unaudited)

	Cobalt Corporation (Historical)	Pro Forma Adjustments	Cobalt Corporation (Pro Forma)
Health services revenue	$378,039	$—	$378,039
Investment results	2,931	—	2,931

Total revenue	380,970	—	380,970
Medical and other benefits	292,358	—	292,358
Selling, general and administrative expenses	76,868	—	76,868
Interest	172	—	172

Total expenses	369,398	—	369,398
Operating income from continuing operations	11,572	—	11,572
Income from investment in affiliates, net of tax	2,852	—	2,852

Pretax income from continuing operations	14,424	—	14,424
Income tax expense	1,180	—	1,180

Income from continuing operations	13,244	—	13,244
Income from discontinued operations:
Loss from discontinued operations, net of tax	(550)	550	—
Gain on the sale of discontinued operations, net of tax	9,909	(9,909)	—

Net income	$22,603	$(9,359)	$13,244

Net income per share:
Basic	$0.56	$(0.23)	$0.33

Diluted	$0.55	$(0.23)	$0.32

Shares used in computing net income per share:
Basic	40,637,194	40,637,194	40,637,194
Diluted	40,967,943	40,967,943	40,967,943

See accompanying notes to the pro forma consolidated financial statements.

COBALT CORPORATION
CONSOLIDATED BALANCE SHEET
MARCH 31, 2002
(In thousands except share data, unaudited)

ASSETS
Current assets:
Cash and cash equivalents	$49,200
Investments—available for sale	204,843
Due from affiliates	5,218
Premium receivables	31,377
Due from clinics and providers	7,101
Other receivables	56,875
Prepaid and other current assets	37,696

Total current assets	392,310
Investments—held to maturity	10,979
Investment in affiliates, net	64,628
Property and equipment, net	31,813
Goodwill, net	89,087
Prepaid pension	55,269
Deferred income taxes	32,275
Other noncurrent assets	55,324

Total assets	$731,685

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Medical and other benefits payable	$196,181
Advance premiums	87,755
Due to affiliates	265
Payables and accrued expenses	51,152
Short-term debt	12,315
Other current liabilities	38,571

Total current liabilities	386,239
Noncurrent liabilities:
Other benefits payable	48,121
Deferred income taxes	32,275
Postretirement benefits other than pension	18,207
Other noncurrent liabilities	17,196

Total liabilities	502,038
Shareholders' equity:
Common stock (no par value, no stated value, 48,616,289 issued, 7,949,904 held in treasury and 40,666,385 outstanding at March 31, 2002)	249,921
Retained deficit	(18,010)
Accumulated other comprehensive loss	(2,264)

Total shareholders' equity	229,647

Total liabilities and shareholders' equity	$731,685

See accompanying notes to the pro forma consolidated financial statements.

NOTES TO PRO FORMA
CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

1.
The unaudited consolidated balance sheet as of March 31, 2002 does not include any assets or liabilities of IRG since the sale of IRG took place on March 29, 2002. The following items were part of the transaction and impacted the March 31, 2002 balance sheet:

(a)
The receipt of $17 million in cash and a $10 million three-year interest bearing note receivable issued by the buyer as partial consideration for the business.

(b)
The reduction in goodwill applicable to the step-up in accounting basis, which was allocated based on relative fair values to IRG. This resulted in a push down of $3.0 million in goodwill as of the transaction date from the Company's books onto the books of IRG.

2.
The unaudited pro forma consolidated statements of operations for the year ended December 31, 2001 and the three months ended March 31, 2002 are based on the financial statements of the Company after giving effect to the following pro forma adjustments:

(a)
The reduction in revenue and expenses as a result of the sale of the behavioral health business.

(b)
An increase in total revenues and expenses to add back intracompany transactions, which would have been eliminated prior to the transaction.

(c)
The reduction in amortization of goodwill for the year ended December 31, 2001, resulting from the push down of goodwill to IRG. The Company's results of operations for the three months ended March 31, 2002 were not impacted as a result of the adoption of the Statement of Financial Accounting Standards Board ("FASB") No. 142, "Goodwill and Other Intangible Assets", on January 1, 2002. Under FASB No. 142, goodwill is no longer amortized.

(d)
Provision for income tax expense (benefit) resulting from the pro forma adjustments.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to the report to be signed on its behalf by the undersigned thereunto duly authorized.

COBALT CORPORATION
Date: May 24, 2002	By:	/s/ GAIL L. HANSON Gail L. Hanson Senior Vice President, Treasurer and Chief Financial Officer

COBALT CORPORATION

EXHIBIT INDEX TO FORM 8-K/A
Report Dated March 29, 2002

Exhibit No.	Description
2	Purchase and Sale Agreement, effective March 29, 2002, by and among APS Healthcare Bethesda, Inc., CC Holdings LLC, Innovative Resource Group, LLC and Cobalt Corporation. [Previously filed with this Current Report on Form 8-K]
99	Press Release, dated April 1, 2002, issued by Cobalt Corporation. [Previously filed with this Current Report on Form 8-K]

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  Item 7. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX TO FORM 8-K/A Report Dated March 29, 2002